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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2000



                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



DELAWARE                                 0-19793                84-11698358
----------------------------     -----------------------      ----------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
   of incorporation)                                         Identification No.)



               1675 BROADWAY, SUITE 2150, DENVER, COLORADO    80202
               -------------------------------------------------------
              (Address of principal executive offices)      (Zip code)


       Registrant's telephone number, including area code: (303) 592-5555
                                                           --------------


                                 NOT APPLICABLE
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 14, 2000, pursuant to the provisions of the Warrant Agency Agreement, dated as of September 10, 1998 (the "Warrant Agreement"), between Metretek Technologies, Inc. (formerly known as Marcum Natural Gas Services, Inc.), a Delaware corporation ("Metretek"), and Computershare Trust Company, Inc. (formerly known as American Securities Transfer & Trust, Inc.) (the "Warrant Agent"), Metretek gave a written Notice of Redemption to all holders of its Common Stock Purchase Warrants issued under the Warrant Agreement (the "Warrants"). Metretek issued the Warrants in a dividend in September 1998 to holders of its common stock, par value $.01 per share ("Common Stock"). Metretek is exercising its right to redeem all Warrants that remain outstanding and unexercised at 5:00 p.m., Denver, Colorado time, on August 14, 2000 (the "Redemption Date"), the date fixed for the redemption of the Warrants. The Warrants, which currently trade on the Nasdaq SmallCap Market under the symbol "MTEKW", will cease trading after the Redemption Date. All conditions to and requirements of the redemption of the Warrants by Metretek have been met.

         Until 5:00 p.m., Denver, Colorado time, on the Redemption Date, each Warrant will remain exercisable for one share of Common Stock at an exercise price of $4.00 per share. Thereafter, the Warrants will cease to be exercisable and holders thereof will be entitled only to the redemption price of $.01 per Warrant.

         Metretek has entered into a Dealer Manager Agreement with Stifel, Nicolaus & Company, Inc. ("Stifel"), pursuant to which Stifel has agreed to serve as the dealer manager in connection with the redemption. Under the terms of the Dealer Manager Agreement and in consideration of Stifel's obligations under that Agreement, Metretek agreed to pay Stifel an initial fee of $25,000, plus a commission of $0.15 per Warrant exercised to the extent such amount exceeds $25,000. Metretek also agreed to reimburse Stifel for up to $20,000 of its reasonable out-of-pocket expenses and legal fees, in connection with the transactions contemplated by the Dealer Manager Agreement. In addition, Metretek agreed to indemnify Stifel against liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments which Stifel may be required to make relating to those liabilities.

         Copies of the Notice of Redemption and the Dealer Manager Agreement are filed as exhibits to this Current Report on Form 8-K and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  1.1 Dealer Manager Agreement, dated as of July 14, 2000, between Metretek Technologies, Inc. and Stifel, Nicolaus & Company, Inc.

                  4.1 Notice of Redemption of Common Stock Purchase Warrants, dated July 14, 2000, issued by Metretek Technologies, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRETEK TECHNOLOGIES, INC.



                                     By: /s/ W. Phillip Marcum
                                         -------------------------------------
                                         W. Phillip Marcum
                                         President and Chief Executive Officer


Dated:   July 14, 2000



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                           METRETEK TECHNOLOGIES, INC.
                                    FORM 8-K

                               DATED JULY 14, 2000

                                  EXHIBIT INDEX
                                  -------------

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

             1.1 Dealer Manager Agreement, dated as of July 14, 2000, between Metretek Technologies, Inc. and Stifel, Nicolaus & Company, Inc.

             4.1 Notice of Redemption of Common Stock Purchase Warrants, dated July 14, 2000, issued by Metretek Technologies, Inc.



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